Supplement dated May 19, 2010
to the Class J Shares Prospectus
for Principal Funds. Inc.
dated March 1, 2010

(as supplemented on March 1, 2010, March 17, 2010, and May 3, 2010)

This supplement updates information currently in the Prospectus. Retain this supplement with the
Prospectus.

Make the following changes in the fund summaries.

GOVERNMENT & HIGH QUALITY BOND FUND
Add the following under the Sub-Advisor(s) and Portfolio Manager(s) heading:
. John R. Friedl (since 2010), Portfolio Manager
. Ryan P. McCann (since 2010), Portfolio Manager
. Brian L. Placzek (since 2010), Head of Fixed Income, Portfolio Manager

INCOME FUND
Add the following under the Sub-Advisor(s) and Portfolio Manager(s) heading:
. Ryan P. McCann (since 2010), Portfolio Manager
. Scott J. Peterson (since 2010), Portfolio Manager
. Brian L. Placzek (since 2010), Head of Fixed Income, Portfolio Manager

MANAGEMENT OF THE FUNDS
In the section for Edge Asset Management, Inc., add the following information:

Ryan P. McCann has been a portfolio manager for Edge since 2010. Previously, he was a portfolio manager and trader of structured mortgage products for Columbia Asset Management. He earned a BA in business administration from Washington State University. Mr. McCann has earned the right to use the
Chartered Financial Analyst designation.

Brian L. Placzek joined Edge in 1990 and has held various roles on the fixed income team, including head of credit research. He earned a BA in liberal arts from Seattle University. Mr. Placzek has earned the right to use the Chartered Financial Analyst designation.